Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
June 30, 2008
Second Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s
Cincinnati Financial Corporation
Corporate Debt	aa-	A-	A2	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A++	—	Aa3	A+
The Cincinnati Insurance Company	A++	AA-	Aa3	A+
The Cincinnati Indemnity Company	A++	AA-	Aa3	A+
The Cincinnati Casualty Company	A++	AA-	Aa3	A+
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+
Ratings are as of August 3, 2008, under negative review or outlook and always subject to change and/or affirmation. For the latest ratings, select Ratings tab on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2008

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments — when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

•	For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.
•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.
2008 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference — Second Quarter 2008
(all data shown is for the three months ended or as of June 30, 2008)
(Based on reported data — see Pages 21-23 for adjusted data)

		Year over
		year
	6/30/2008	change%
Revenues:

Commercial lines net written premiums	$597	(2.7)
Personal lines net written premiums	191	(3.0)
Excess & Surplus lines net written premiums	2	nm
Property casualty net written premiums	790	(2.5)
Commercial lines net earned premiums	586	(3.3)
Personal lines net earned premiums	174	(3.3)
Excess & Surplus lines net earned premiums	1	nm
Property casualty net earned premiums	761	(3.3)
Life and accident and health net earned premiums	33	(4.7)
Investment income	130	(13.4)
Realized gains on investments	(11)	(103.8)
Other income	4	(35.1)
Total revenues	917	(27.8)

Income:

Operating income	$69	(57.6)
Net realized investment gains and losses	(6)	(103.4)
Net income (loss)	63	(82.0)

Per share (diluted):

Operating income	$0.42	(55.3)
Net realized investment gains and losses	(0.04)	(103.7)
Net income (loss)	0.38	(81.2)
Book value	28.99	(10.8)
Weighted average shares — diluted	165,044,463	(4.8)

Benefits and expenses:

Commercial lines loss and loss expenses	$408	21.9
Personal lines loss and loss expenses	149	23.7
Excess & Surplus lines loss and loss expenses	1	nm
Property casualty loss and loss expenses	558	22.5
Life and accident and health losses and policy benefits	38	11.3
Operating expenses	245	(5.7)
Interest expenses	13	(2.6)
Total expenses	853	11.8
Net loss before income taxes	64	87.3
Total income tax benefit	1	(99.2)
Effective tax rate		2.0

Ratios:

Commercial lines GAAP combined ratio	99.9%
Personal lines GAAP combined ratio	115.3
Excess & Surplus lines GAAP combined ratio	236.9
Property casualty GAAP combined ratio	103.5

Commercial lines STAT combined ratio	97.5%
Personal lines STAT combined ratio	114.3
Excess & Surplus lines STAT combined ratio	186.8
Property casualty STAT combined ratio	101.5

Return on equity based upon net income	5.0%
Return on equity based upon operating income	5.5

Balance Sheet:

Fixed maturity investments	$5,926
Equity securities	4,453
Short-term investments	0
Other invested assets	81

Total invested assets	$10,460

Property casualty and life loss and loss expense reserves	$4,136
Total debt	860
Shareholders’ equity	4,707
2008 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Revenues:
Premiums earned:
Property Casualty	$802,677,016	$829,606,653	$(26,929,637)	(3.25)	$1,595,051,448	$1,656,897,309	$(61,845,861)	(3.73)
Life	44,641,032	43,321,722	1,319,310	3.05	84,709,211	82,268,196	2,441,015	2.97
Accident health	1,684,116	1,605,440	78,676	4.90	3,552,283	3,364,290	187,993	5.59
Premiums ceded	(54,586,272)	(52,688,519)	(1,897,753)	3.60	(108,681,459)	(106,037,437)	(2,644,022)	2.49
Total premiums earned	794,415,892	821,845,296	(27,429,404)	(3.34)	1,574,631,483	1,636,492,358	(61,860,875)	(3.78)
Investment income	129,822,781	149,930,928	(20,108,147)	(13.41)	282,056,738	298,325,295	(16,268,557)	(5.45)
Realized gain on investments	(11,180,282)	292,255,058	(303,435,340)	(103.83)	(243,716,600)	354,433,292	(598,149,892)	(168.76)
Other income	3,804,335	5,864,902	(2,060,567)	(35.13)	7,585,979	11,553,775	(3,967,796)	(34.34)
Total revenues	$916,862,726	$1,269,896,184	$(353,033,458)	(27.80)	$1,620,557,600	$2,300,804,720	$(680,247,120)	(29.57)

Benefits & expenses:
Losses & policy benefits	$648,035,259	$548,496,251	$99,539,008	18.15	$1,210,970,083	$1,063,528,068	$147,442,015	13.86
Reinsurance recoveries	(53,139,559)	(58,815,190)	5,675,631	(9.65)	(80,276,896)	(89,624,119)	9,347,223	(10.43)
Commissions	147,567,688	159,707,197	(12,139,509)	(7.60)	297,582,640	329,859,970	(32,277,330)	(9.79)
Other operating expenses	93,477,328	88,100,916	5,376,412	6.10	184,197,352	176,304,874	7,892,478	4.48
Interest expense	12,554,775	12,883,634	(328,859)	(2.55)	25,242,247	25,976,556	(734,309)	(2.83)
Taxes, licenses & fees	15,388,880	18,953,279	(3,564,399)	(18.81)	36,149,850	38,896,211	(2,746,361)	(7.06)
Incr deferred acq expense	(11,447,915)	(7,039,022)	(4,408,893)	62.64	(17,165,937)	(22,693,713)	5,527,776	(24.36)
Total expenses	$852,436,456	$762,287,065	$90,149,391	11.83	$1,656,699,339	$1,522,247,847	$134,451,492	8.83
Income (loss) before income taxes	$64,426,270	$507,609,119	$(443,182,849)	(87.31)	$(36,141,739)	$778,556,873	$(814,698,612)	(104.64)

Provision for income taxes:
Current operating income	$(11,071,611)	$50,417,641	$(61,489,252)	(121.96)	$92,351,049	$105,943,632	$(13,592,583)	(12.83)
Realized investments gains and losses	(4,803,863)	105,361,190	(110,165,053)	(104.56)	(86,478,842)	126,420,231	(212,899,073)	(168.41)
Deferred	17,189,684	1,099,970	16,089,714	1,462.74	(62,848,731)	1,334,514	(64,183,245)	(4,809.48)
Total income taxes	$1,314,210	$156,878,801	$(155,564,591)	(99.16)	$(56,976,524)	$233,698,377	$(290,674,901)	(124.38)

Net income (loss)	$63,112,060	$350,730,318	$(287,618,258)	(82.01)	$20,834,785	$544,858,496	$(524,023,711)	(96.18)
Comprehensive net income	$(653,228,105)	$170,360,310	$(823,588,415)	(483.44)	$(967,413,310)	$178,427,999	$(1,145,841,309)	(642.19)
Operating income	$69,488,479	$163,836,452	$(94,347,973)	(57.59)	$178,072,543	$316,845,435	$(138,772,892)	(43.80)
Net realized investments gains and losses	$(6,376,419)	$186,893,871	$(193,270,290)	(103.41)	$157,237,758	$228,013,061	$(70,775,303)	(31.04)

Net income per share:
Operating income	$0.42	$0.95	$(0.53)	(55.79)	$1.09	$1.84	$(0.75)	(40.76)
Net realized investments gains and losses	(0.04)	1.09	(1.13)	(103.67)	(0.96)	1.32	(2.28)	(172.73)
Net income (loss) per share (basic)	$0.38	$2.04	$(1.66)	(81.37)	$0.13	$3.16	$(3.03)	(95.89)
Operating income	$0.42	$0.94	$(0.52)	(55.32)	$1.08	$1.82	$(0.74)	(40.66)
Net realized investments gains and losses	(0.04)	1.08	(1.12)	(103.70)	(0.95)	1.31	(2.26)	(172.52)
Net income (loss) per share (diluted)	$0.38	$2.02	$(1.64)	(81.19)	$0.13	$3.13	$(3.00)	(95.85)
Dividends per share:
Paid	$0.390	$0.355	$0.035	9.86	$0.75	$0.69	$0.06	7.97
Declared	$0.390	$0.355	$0.035	9.86	$0.78	$0.71	$0.07	9.86
Number of shares:
Weighted avg — basic	164,530,659	171,712,547	(7,181,888)	(4.18)	163,921,532	172,178,180	(8,256,648)	(4.80)
Weighted avg — diluted	165,044,463	173,423,572	(8,379,109)	(4.83)	164,601,462	173,871,612	(9,270,150)	(5.33)
2008 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2008

	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM

Revenues:
Premiums earned:
Property Casualty	$1,595,051,448	$—	$1,595,636,551	$—	$—	$—	$—	$(585,103)
Life	84,709,211	—	—	84,709,211	—	—	—	—
Accident health	3,552,283	—	—	3,552,283	—	—	—	—
Premiums ceded	(108,681,459)	—	(83,574,393)	(25,107,066)	—	—	—	—
Total earned premium	1,574,631,483	—	1,512,062,158	63,154,428	—	—	—	(585,103)
Investment income	282,056,738	40,887,032	183,103,291	58,315,272	215,763	149,609	28,852	(643,081)
Realized gain on investments	(243,716,600)	(68,959,079)	(152,485,610)	(21,786,240)	202,382	(558,278)	—	(129,775)
Other income	7,585,979	5,762,982	1,821,411	1,366,892	4,245,151	1,178,861	187,432	(6,976,750)
Total revenues	$1,620,557,600	$(22,309,065)	$1,544,501,250	$101,050,352	$4,663,296	$770,192	$216,284	$(8,334,709)

Benefits & expenses:
Losses & policy benefits	$1,210,970,083	$—	$1,119,143,278	$94,218,286	$—	$—	$—	$(2,391,481)
Reinsurance recoveries	(80,276,896)	—	(60,290,768)	(20,174,446)	—	—	—	188,318
Commissions	297,582,640	55,000	285,186,517	12,528,555	—	—	—	(187,432)
Other operating expenses	184,197,352	11,931,081	159,613,246	14,868,551	2,243,183	343,587	1,026,932	(5,829,228)
Interest expense	25,242,247	24,095,848	238,147	—	1,402,108	—	—	(493,856)
Taxes, licenses & fees	36,149,850	606,108	33,430,043	2,050,023	18,630	36,988	8,058	—
Incr deferred acq expenses	(17,165,937)	—	(9,007,541)	(8,158,396)	—	—	—	—
Total expenses	$1,656,699,339	$36,688,037	$1,528,312,922	$95,332,573	$3,663,921	$380,575	$1,034,990	$(8,713,679)

Income before income taxes	$(36,141,739)	$(58,997,102)	$16,188,328	$5,717,779	$999,375	$389,617	$(818,706)	$378,970

Provision for income taxes:
Current operating income	$92,351,049	$6,603,511	$74,122,681	$11,184,890	$323,767	$388,346	$(272,146)	$—
Capital gains/losses	(86,478,842)	(24,535,678)	(54,213,417)	(7,605,184)	70,834	(195,397)	—	—
Deferred	(62,848,731)	(14,267,966)	(46,774,038)	(1,862,217)	25,558	(90,922)	(11,786)	132,640
Total income tax	$(56,976,524)	$(32,200,133)	$(26,864,774)	$1,717,489	$420,159	$102,027	$(283,932)	$132,640

Net income — current year	$20,834,785	$(26,796,969)	$43,053,102	$4,000,290	$579,216	$287,590	$(534,774)	$246,330

Net income — prior year	$544,858,496	$71,435,878	$407,628,334	$55,584,749	$1,161,761	$600,870	$—	$8,446,904

Change in net income	-96.2%	-137.5%	-89.4%	-92.8%	-50.1%	-52.1%	N/A
2008 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2008

	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM

Revenues:
Premiums earned:
Property Casualty	$802,677,016	$—	$802,909,804	$—	$—	$—	$—	$(232,788)
Life	44,641,032	—	—	44,641,032	—	—	—	—
Accident health	1,684,116	—	—	1,684,116	—	—	—	—
Premiums ceded	(54,586,272)	—	(41,968,603)	(12,617,669)	—	—	—	—
Total earned premium	794,415,892	—	760,941,201	33,707,479	—	—	—	(232,788)
Investment income	129,822,781	15,353,389	85,098,156	29,234,878	95,281	75,652	10,773	(45,348)
Realized gain on investments	(11,180,282)	11,936,467	(10,773,752)	(11,984,002)	101,191	(227,606)	—	(232,580)
Other income	3,804,335	3,365,695	1,008,495	624,502	2,033,307	577,644	136,806	(3,942,114)
Total revenues	$916,862,726	$30,655,551	$836,274,100	$51,582,857	$2,229,779	$425,690	$147,579	$(4,452,830)

Benefits & expenses:
Losses & policy benefits	$648,035,259	$—	$595,544,440	$54,332,850	$—	$—	$—	$(1,842,031)
Reinsurance recoveries	(53,139,559)	—	(37,511,579)	(15,816,298)	—	—	—	188,318
Commissions	147,567,688	27,500	141,481,177	6,246,443	—	—	—	(187,432)
Other operating expenses	93,477,328	6,193,276	79,374,916	8,579,900	1,026,838	206,714	611,849	(2,516,165)
Interest expense	12,554,775	11,852,805	149,897	—	701,054	—	—	(148,981)
Taxes, licenses & fees	15,388,880	303,054	13,951,736	1,037,699	10,433	85,738	220	—
Incr deferred acq expenses	(11,447,915)	—	(5,326,248)	(6,121,667)	—	—	—	—
Total expenses	$852,436,456	$18,376,635	$787,664,339	$48,258,927	$1,738,325	$292,452	$612,069	$(4,506,291)

Income before income taxes	$64,426,270	$12,278,916	$48,609,761	$3,323,930	$491,454	$133,238	$(464,490)	$53,461

Provision for income taxes:
Current operating income	$(11,071,611)	$(18,883,652)	$4,229,640	$3,512,384	$143,180	$86,003	$(159,166)	$—
Capital gains/losses	(4,803,863)	3,832,763	(4,397,980)	(4,194,401)	35,417	(79,662)	—	—
Deferred	17,189,684	14,064,830	1,350,813	1,721,093	13,548	22,774	(2,085)	18,711
Total income tax	$1,314,210	$(986,059)	$1,182,473	$1,039,076	$192,145	$29,115	$(161,251)	$18,711

Net income — current year	$63,112,060	$13,264,975	$47,427,288	$2,284,854	$299,309	$104,123	$(303,239)	$34,750

Net income — prior year	$350,730,323	$52,304,536	$253,698,723	$37,646,528	$545,486	$339,871	$—	$6,195,179

Change in net income	-82.0%	-74.6%	-81.3%	-93.9%	-45.1%	-69.4%	N/A
2008 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in millions except per share data)	2008	2007

	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2008—$5,994; 2007—$5,783)	$5,926	$5,848
(includes securities pledged to creditors: 2008—$520; 2007—$745)
Equity securities, at fair value (cost: 2008—$2,565; 2007—$2,621)	4,453	6,249
Short-term investments, at fair value (amortized cost: 2008—$0; 2007—$101)	—	101
Other invested assets	81	63

Total investments	10,460	12,261

Cash and cash equivalents	333	226
Securities lending collateral invested	510	760
Investment income receivable	109	124
Finance receivable	80	92
Premiums receivable	1,150	1,107
Reinsurance receivable	777	754
Prepaid reinsurance premiums	12	13
Deferred policy acquisition costs	487	461
Land, building and equipment, net, for company use (accumulated depreciation: 2008—$285; 2007—$276)	234	239
Other assets	126	72
Separate accounts	533	528

Total assets	$14,811	$16,637

Liabilities
Insurance reserves
Losses and loss expense	$4,136	$3,967
Life policy reserves	1,523	1,478
Unearned premiums	1,609	1,564
Securities lending payable	529	760
Other liabilities	534	574
Deferred income tax	380	977
Notes payable	69	69
6.125% senior debenture due 2034	371	371
6.9% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	533	528

Total liabilities	10,104	10,708

Shareholders’ equity
Common stock, par value—$2 per share; authorized: 2008—500 million shares, 2007—500 million shares; issued: 2008—196 million shares, 2007—196 million shares	393	393
Paid-in capital	1,059	1,049
Retained Earnings	3,298	3,404
Accumulated other comprehensive income	1,163	2,151
Treasury stock at cost (2008—34 million shares, 2007—30 million shares)	(1,206)	(1,068)

Total shareholders’ equity	4,707	5,929

Total liabilities and shareholders’ equity	$14,811	$16,637

2008 Second-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(In millions except per share data)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net income (loss)			$63	$(42)	$187	$124	$351	$194	$21	$545		$669		$855
Net realized investment gains and losses			(6)	(151)	8	10	187	41	(157)	228		238		245

Operating income			69	109	179	114	164	153	178	317		431		610
Less catastrophe losses			(74)	(28)	1	(9)	(7)	(2)	(101)	(9)		(18)		(17)

Operating income before catastrophe losses			$143	$137	$178	$123	$171	$155	$279	$326		$449		$627

Diluted per share data
Net income (loss)			$0.38	$(0.26)	$1.11	$0.72	$2.02	$1.11	$0.13	$3.13		$3.86		$4.97
Net realized investment gains and losses			(0.04)	(0.92)	0.04	0.06	1.08	0.23	(0.95)	1.31		1.37		1.43

Operating income			0.42	0.66	1.07	0.66	0.94	0.88	1.08	1.82		2.49		3.54
Less catastrophe losses			(0.45)	(0.17)	0.01	(0.05)	(0.04)	(0.01)	(0.62)	(0.05)		(0.10)		(0.10)

Operating income before catastrophe losses			$0.87	$0.83	$1.06	$0.71	$0.98	$0.89	$1.70	$1.87		$2.59		$3.64

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 Second-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

	As of and for the six months ended June 30, 2008
		Fair	Percent of	Earned dividend
(Dollars in millions)	Cost	value	fair value	income

Fifth Third Bancorp	$185	$685	16.6%	$40
The Procter & Gamble Company	206	457	11.1	6
Exxon Mobil Corporation	42	368	8.8	4
U.S. Bancorp	270	292	7.1	9
PNC Financial Services Group, Inc.	62	269	6.5	6
Johnson & Johnson	220	260	6.3	3
AllianceBernstein Holding L.P.	113	214	5.2	7
Wyeth	62	212	5.1	2
Wells Fargo & Company	128	153	3.7	4
Piedmont Natural Gas Company, Inc.	64	148	3.6	3
Chevron Corporation	56	131	3.2	2
All other common stock holdings	789	942	22.8	23

Total	$2,197	$4,131	100.0%	$109

2008 Second-Quarter Supplement

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities and equities (fair value)			$7,841	$8,628	$8,940	$9,586	$9,850	$9,837
Fixed maturities — pretax net unrealized gain (loss)			(33)	39	58	23	(30)	44
Equities — pretax net unrealized gain (loss)			1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves — STAT			3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP			4,011	4,498	4,784	5,282	5,404	5,272
Surplus — STAT			3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities and equities (fair value)			$1,816	$1,841	$1,887	$1,952	$1,922	$1,938
Fixed maturities — pretax net unrealized gain (loss)			(35)	0	6	4	(4)	20
Equities — pretax net unrealized gain (loss)			92	127	162	225	254	305
Equity — GAAP			617	661	685	724	730	739
Surplus — STAT			420	453	477	485	491	483

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Cincinnati Insurance Consolidated (including CSU)
Fixed maturities and equities (fair value)	$9,882	$9,393	$8,987	$9,261	$8,947	$8,833	$8,802	$8,710
Fixed maturities — pretax net unrealized gain (loss)	47	51	(55)	2	50	86	152	99
Equities — pretax net unrealized gain (loss)	3,166	2,859	2,621	2,758	2,803	2,807	2,903	2,931
Loss and loss expense reserves — STAT	3,356	3,314	3,237	3,169	3,111	3,150	3,065	3,031
Equity GAAP	5,261	5,073	4,702	4,730	4,647	4,660	4,679	4,493
Surplus — STAT	4,723	4,607	4,342	4,334	4,220	4,224	4,180	4,065

The Cincinnati Life Insurance Company
Fixed maturities and equities (fair value)	$1,916	$1,893	$1,803	$1,827	$1,788	$1,797	$1,748	$1,688
Fixed maturities — pretax net unrealized gain (loss)	15	17	(17)	6	31	45	70	53
Equities — pretax net unrealized gain (loss)	307	271	238	256	266	274	275	257
Equity — GAAP	719	688	652	666	651	348	655	622
Surplus — STAT	479	461	459	470	451	447	447	440
2008 Second-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Premiums earned:
Property casualty	$802,321,014	$829,657,092	$(27,336,078)	(3.29)	$1,594,958,201	$1,657,229,337	$(62,271,136)	(3.76)
Premiums ceded	(41,883,181)	(43,136,003)	1,252,822	(2.90)	(83,408,661)	(86,198,579)	2,789,918	(3.24)
Total premiums earned	760,437,833	786,521,089	(26,083,256)	(3.32)	1,511,549,540	1,571,030,758	(59,481,218)	(3.79)
Investment income	83,060,972	96,856,271	(13,795,299)	(14.24)	178,673,502	193,465,425	(14,791,923)	(7.65)
Realized gain on investments	(10,773,752)	177,301,752	(188,075,504)	(106.08)	(152,167,078)	207,210,519	(359,377,597)	(173.44)
Other income	1,008,495	2,063,476	(1,054,981)	(51.13)	1,821,411	3,651,137	(1,829,726)	(50.11)
Total revenues	$833,733,548	$1,062,742,588	$(229,009,040)	(21.55)	$1,539,877,375	$1,975,357,839	$(435,480,464)	(22.05)

Benefits & expenses:
Losses & policy benefits	$594,819,242	$503,831,386	$90,987,856	18.06	$1,118,243,328	$982,523,609	$135,719,719	13.81
Reinsurance recoveries	(37,489,579)	(48,321,120)	10,831,541	(22.42)	(60,263,768)	(69,477,125)	9,213,357	(13.26)
Commissions	140,952,401	150,586,086	(9,633,685)	(6.40)	284,453,834	311,799,584	(27,345,750)	(8.77)
Other operating expenses	78,690,634	77,338,890	1,351,744	1.75	158,164,838	154,842,623	3,322,215	2.15
Interest expense	149,897	—	149,897	—	238,147	—	238,147	—
Taxes, licenses & fees	13,946,604	17,676,507	(3,729,903)	(21.10)	33,410,942	36,332,300	(2,921,358)	(8.04)
Incr deferred acq expense	(4,587,997)	(4,646,840)	58,843	(1.27)	(7,824,753)	(16,365,094)	8,540,341	(52.19)
Total expenses	$786,481,202	$696,464,909	$90,016,293	12.92	$1,526,422,568	$1,399,655,897	$126,766,671	9.06
Income before income taxes	$47,252,346	$366,277,679	$(319,025,333)	(87.10)	$13,454,807	$575,701,942	$(562,247,135)	(97.66)

Provision for income taxes:
Current operating income	$4,237,206	$55,744,602	$(51,507,396)	(92.40)	$73,852,531	$106,361,563	$(32,509,032)	(30.56)
Current realized investments gains and losses	(4,397,980)	62,790,613	(67,188,593)	(107.00)	(54,101,931)	73,423,681	(127,525,612)	(173.68)
Deferred	1,218,845	(5,956,260)	7,175,105	(120.46)	(46,953,328)	(11,711,636)	(35,241,692)	300.91
Total income taxes	$1,058,071	$112,578,955	$(111,520,884)	(99.06)	$(27,202,728)	$168,073,608	$(195,276,336)	(116.19)

Net income (loss)	$46,194,275	$253,698,724	$(207,504,449)	(81.79)	$40,657,535	$407,628,334	$(366,970,799)	(90.03)
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Underwriting income
Net premiums written	$787,500,370	$810,172,700	$(22,672,330)	(2.80)	$1,562,220,309	$1,655,972,450	$(93,752,141)	(5.66)
Unearned premiums increase	27,062,537	23,651,614	3,410,923	14.42	50,670,768	84,941,693	(34,270,925)	(40.35)
Earned premiums	760,437,833	786,521,086	(26,083,253)	(3.32)	1,511,549,541	1,571,030,756	(59,481,215)	(3.79)

Losses incurred	$478,883,494	$363,866,807	$115,016,687	31.61	$896,330,977	$734,619,843	$161,711,134	22.01
Allocated loss expenses incurred	32,446,387	49,710,496	(17,264,109)	(34.73)	69,628,660	88,786,803	(19,158,143)	(21.58)
Unallocated loss expenses incurred	45,999,782	41,932,964	4,066,818	9.70	92,019,923	89,639,838	2,380,085	2.66
Other underwriting expenses incurred	224,775,617	239,633,680	(14,858,063)	(6.20)	456,623,261	484,376,019	(27,752,758)	(5.73)
Workers compensation dividend incurred	(3,578,450)	1,753,283	(5,331,733)	(304.10)	1,405,102	5,402,447	(3,997,345)	(73.99)

Total underwriting deductions	$778,526,830	$696,897,230	$81,629,600	11.71	$1,516,007,923	$1,402,824,950	$113,182,973	8.07

Net underwriting gain (loss)	$(18,088,997)	$89,623,856	$(107,712,853)	(120.18)	$(4,458,382)	$168,205,806	$(172,664,188)	(102.65)

Investment income
Gross investment income earned	$84,185,284	$98,166,059	$(13,980,775)	(14.24)	$180,914,212	$196,013,090	$(15,098,878)	(7.70)
Net investment income earned	82,884,067	96,878,773	(13,994,706)	(14.45)	178,327,787	193,508,032	(15,180,245)	(7.84)
Net realized capital gains	(4,367,227)	114,837,505	(119,204,732)	(103.80)	(94,132,383)	134,396,687	(228,529,070)	(170.04)
Net investment gains (excl. subs)	$78,516,840	$211,716,278	$(133,199,438)	(62.91)	$84,195,404	$327,904,719	$(243,709,315)	(74.32)
Dividend from subsidiary	—	—	—	—	—	—	—	-
Net investment gains	$78,516,840	$211,716,278	$(133,199,438)	(62.91)	$84,195,404	$327,904,719	$(243,709,315)	(74.32)

Other income	$545,153	$1,791,815	$(1,246,662)	(69.58)	$929,335	$3,308,351	$(2,379,016)	(71.91)

Net income before federal income taxes	$60,972,996	$303,131,950	$(242,158,954)	(79.89)	$80,666,357	$499,418,876	$(418,752,519)	(83.85)
Federal and foreign income taxes incurred	$15,827,058	$55,061,836	$49,751,322	(71.26)	$84,159,017	$104,813,158	$49,751,322	(19.71)

Net income (loss) (statutory)	$45,145,938	$248,070,114	$(291,910,276)	(81.80)	$(3,492,660)	$394,605,718	$(468,503,841)	(100.89)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group — All Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 21 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written			$788	$776	$724	$736	$810	$846	$1,562	$1,656		$2,393		$3,117
Net premiums earned			$760	$751	$777	$777	$786	$785	$1,512	$1,571		$2,348		$3,125
Losses paid			$396	$383	$375	$363	$380	$364	$778	$744		$1,107		$1,481
Loss reserve change			83	35	(83)	69	(16)	6	119	(9)		60		(24)
Total losses incurred			$479	$418	$292	$432	$364	$370	$897	$735		$1,167		$1,457
Allocated loss expense paid			32	25	37	29	33	32	58	65		94		131
Allocated loss expense reserve change			—	12	26	15	16	8	12	24		39		65
Total allocated loss expense incurred			$32	$37	$63	$44	$49	$40	$70	$89		$133		$196
Unallocated loss expense paid			44	43	46	44	41	46	86	87		132		178
Unallocated loss expense reserve change			2	4	(6)	4	1	2	6	3		6		2
Total unallocated loss expense incurred			$46	$47	$40	$48	$42	$48	$92	$90		$138		$180
Underwriting expenses incurred			221	237	267	230	242	249	458	489		719		988

Underwriting profit (loss)			$(18)	$12	$115	$23	$89	$78	$(5)	$168		$191		$304

Ratio Data
Loss ratio			63.0%	55.5%	37.5%	55.6%	46.3%	47.2%	59.3%	46.8%		49.7%		46.7%
Allocated loss expense ratio			4.3	5.0	8.1	5.7	6.3	5.0	4.6	5.7		5.7		6.3
Unallocated loss expense ratio			6.0	6.1	5.3	6.1	5.3	6.1	6.1	5.7		5.8		5.7
Net underwriting expense ratio			28.1	30.6	37.0	31.3	29.8	29.4	29.3	29.5		30.1		31.7

Statutory combined ratio			101.5%	97.2%	87.9%	98.7%	87.7%	87.7%	99.3%	87.7%		91.3%		90.4%
Statutory combined ratio excluding catastrophes			86.6%	91.5%	88.1%	97.0%	86.3%	87.3%	89.0%	86.8%		90.1%		89.5%

Loss Detail
New losses greater than $4,000,000			$18	$8	$—	$5	$—	$—	$26	$—		$5		$5
New losses $2,000,000-$4,000,000			25	14	36	50	17	22	40	39		89		125
New losses $1,000,000-$2,000,000			13	22	24	26	26	28	39	54		80		104
New losses $750,000-$1,000,000			14	9	13	9	9	10	21	19		28		41
New losses $500,000-$750,000			23	12	16	14	15	15	24	30		44		60
New losses $250,000-$500,000			20	29	29	24	22	23	57	45		69		98
Case reserve development above $250,000			54	48	68	50	48	53	103	101		151		219

Large losses subtotal			$167	$142	$186	$178	$137	$151	$310	$288		$466		$652
IBNR incurred			(6)	6	(43)	—	7	7	—	15		15		(25)
Catastrophe losses incurred			113	43	(2)	13	11	3	156	15		28		26
Remaining incurred			205	227	151	241	209	210	431	417		658		804

Total losses incurred			$479	$418	$292	$432	$364	$371	$897	$735		$1,167		$1,457

Loss Ratio
New losses greater than $4,000,000			2.4%	1.1%	—%	0.6%	—%	—%	1.7%	—%		0.2%		0.2%
New losses $2,000,000-$4,000,000			3.3	1.9	4.6	6.4	2.2	2.8	2.6	2.5		3.8		4.0
New losses $1,000,000-$2,000,000			2.2	2.9	3.1	3.3	3.3	3.6	2.6	3.4		3.4		3.3
New losses $750,000-$1,000,000			1.7	1.2	1.7	1.2	1.1	1.3	1.4	1.2		1.2		1.3
New losses $500,000-$750,000			1.7	1.6	2.1	1.8	1.9	1.9	1.6	1.9		1.9		1.9
New losses $250,000-$500,000			3.6	3.9	3.7	3.1	2.8	2.9	3.7	2.9		2.9		3.1
Case reserve development above $250,000			7.1	6.4	8.8	6.4	6.1	6.8	6.9	6.4		6.4		7.0

Large losses subtotal			22.0%	18.9%	23.9%	22.9%	17.4%	19.2%	20.5%	18.3%		19.8%		20.9%
IBNR incurred			(0.9)	0.8	(5.5)	—	0.9	1.0	—	0.9		0.6		(0.9)
Total catastrophe losses incurred			14.9	5.7	(0.2)	1.7	1.4	0.4	10.3	0.9		1.2		0.8
Remaining incurred			27.0	30.1	19.3	31.0	26.6	26.6	28.5	26.7		28.1		25.9

Total loss ratio			63.0%	55.5%	37.5%	55.6%	46.3%	47.2%	59.3%	46.8%		49.7%		46.7%

Loss Claim Count
New losses greater than $4,000,000			4	2	—	1	—	—	7	—		1		1
New losses $2,000,000-$4,000,000			9	5	12	16	5	7	13	12		28		40
New losses $1,000,000-$2,000,000			13	19	18	21	21	21	32	42		63		81
New losses $750,000-$1,000,000			15	10	16	11	11	12	25	23		34		50
New losses $500,000-$750,000			23	21	27	25	26	24	44	50		75		102
New losses $250,000-$500,000			84	87	88	75	67	72	171	139		214		302
Case reserve development above $250,000			84	81	112	93	82	93	165	175		268		380

Large losses total			232	225	273	242	212	229	457	441		683		956

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 22 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written			$597	$625	$562	$544	$613	$693	$1,222	$1,306		$1,851		$2,413
Net premiums earned			$586	$574	$601	$600	$606	$604	$1,161	$1,210		$1,810		$2,411
Losses paid			$280	$266	$272	$253	$270	$259	$546	$530		$783		$1,055
Loss reserve change			67	32	(53)	66	(12)	23	100	11		77		23
Total losses incurred			$347	$298	$219	$319	$258	$282	$646	$541		$860		$1,078
Allocated loss expense paid			28	22	33	26	30	28	50	58		84		117
Allocated loss expense reserve change			1	12	27	16	16	8	13	24		40		67
Total allocated loss expense incurred			$29	$34	$60	$42	$46	$36	$63	$82		$124		$184
Unallocated loss expense paid			31	30	34	31	30	33	61	63		94		128
Unallocated loss expense reserve change			1	3	(3)	4	1	3	4	4		8		5
Total unallocated loss expense incurred			$32	$33	$31	$35	$31	$36	$65	$67		$102		$133
Underwriting expenses incurred			166	186	215	170	179	193	352	371		541		757

Underwriting profit (loss)			$12	$23	$76	$34	$92	$57	$35	$149		$183		$259

Ratio Data
Loss ratio			59.2%	52.0%	36.4%	53.2%	42.6%	46.8%	55.6%	44.7%		47.5%		44.8%
Allocated loss expense ratio			5.0	5.9	9.9	7.0	7.6	6.0	5.4	6.8		6.8		7.6
Unallocated loss expense ratio			5.5	5.7	5.2	5.8	5.1	5.9	5.7	5.5		5.6		5.5
Net underwriting expense ratio			27.8	29.7	38.2	31.2	29.1	27.8	28.8	28.4		29.3		31.4

Statutory combined ratio			97.5%	93.3%	89.7%	97.2%	84.4%	86.5%	95.5%	85.4%		89.2%		89.3%
Statutory combined ratio excluding catastrophes			86.2%	89.4%	89.7%	97.1%	83.6%	84.7%	87.9%	84.1%		88.3%		88.6%

Loss Detail
New losses greater than $4,000,000			$18	$8	$—	$5	$—	$—	$26	$—		$5		$5
New losses $2,000,000-$4,000,000			25	14	34	43	13	22	40	35		78		112
New losses $1,000,000-$2,000,000			15	18	19	25	23	23	33	46		71		90
New losses $750,000-$1,000,000			11	8	11	8	6	9	19	15		23		34
New losses $500,000-$750,000			12	9	14	11	12	12	20	24		35		49
New losses $250,000-$500,000			22	23	21	18	16	18	45	34		52		73
Case reserve development above $250,000			51	44	60	45	46	49	96	95		140		200

Large losses subtotal			$154	$124	$159	$155	$116	$133	$279	$249		$404		$563
IBNR incurred			(8)	6	(29)	—	6	7	(2)	14		14		(12)
Catastrophe losses incurred			66	22	—	1	5	10	89	16		17		16
Remaining incurred			135	146	89	163	131	132	280	262		425		511

Total losses incurred			$347	$298	$219	$319	$258	$282	$646	$541		$860		$1,078

Loss Ratio
New losses greater than $4,000,000			3.1%	1.4%	—%	0.8%	—%	—%	2.3%	—%		0.3%		0.2%
New losses $2,000,000-$4,000,000			4.3	2.5	5.7	7.2	2.1	3.6	3.4	2.9		4.3		4.5
New losses $1,000,000-$2,000,000			2.5	3.2	3.2	4.2	3.8	3.8	2.9	3.8		3.9		3.7
New losses $750,000-$1,000,000			1.9	1.3	1.8	1.3	1.0	1.5	1.6	1.2		1.3		1.4
New losses $500,000-$750,000			2.0	1.5	2.2	1.8	2.0	2.0	1.7	2.0		1.9		2.0
New losses $250,000-$500,000			3.8	4.0	3.4	3.0	2.6	2.8	3.9	2.7		2.9		2.9
Case reserve development above $250,000			8.7	7.8	10.1	7.5	7.6	8.1	8.3	7.8		7.6		8.3

Large losses subtotal			26.3%	21.7%	26.4%	25.8%	19.1%	21.8%	24.0%	20.4%		22.2%		23.2%
IBNR incurred			(1.4)	1.0	(4.8)	—	1.0	1.2	(0.2)	1.1		0.8		(0.5)
Total catastrophe losses incurred			11.3	3.9	—	0.2	0.8	1.8	7.6	1.3		0.9		0.7
Remaining incurred			23.0	25.4	14.8	27.2	21.7	22.0	24.2	21.9		23.6		21.4

Total loss ratio			59.2%	52.0%	36.4%	53.2%	42.6%	46.8%	55.6%	44.7%		47.5%		44.8%

Loss Claim Count
New losses greater than $4,000,000			4	2	—	1	—	—	6	—		1		1
New losses $2,000,000-$4,000,000			9	5	11	14	4	7	14	11		25		36
New losses $1,000,000-$2,000,000			12	16	14	20	19	17	28	36		56		70
New losses $750,000-$1,000,000			13	9	13	9	7	11	22	18		27		40
New losses $500,000-$750,000			21	16	23	20	21	20	37	41		61		84
New losses $250,000-$500,000			67	68	64	57	49	57	135	106		163		227
Case reserve development above $250,000			76	74	96	80	75	85	150	160		240		336

Large losses total			202	190	221	201	175	197	392	372		573		794

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 23 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written			$191	$150	$162	$192	$197	$153	$341	$350		$542		$704
Net premiums earned			$174	$177	$176	$177	$180	$181	$351	$361		$538		$714
Losses paid			$116	$116	$103	$110	$110	$105	$232	$214		$324		$426
Loss reserve change			16	3	(30)	3	(4)	(17)	19	(20)		(17)		(47)
Total losses incurred			$132	$119	$73	$113	$106	$88	$251	$194		$307		$379
Allocated loss expense paid			4	3	4	3	3	4	7	7		10		14
Allocated loss expense reserve change			(1)	—	(1)	(1)	—	—	—	—		(1)		(2)
Total allocated loss expense incurred			$3	$3	$3	$2	$3	$4	$7	$7		$9		$12
Unallocated loss expense paid			13	13	12	13	11	13	25	24		38		50
Unallocated loss expense reserve change			1	1	(3)	—	—	(1)	2	(1)		(2)		(3)
Total unallocated loss expense incurred			$14	$14	$9	$13	$11	$12	$27	$23		$36		$47
Underwriting expenses incurred			55	51	52	60	63	56	106	118		178		231

Underwriting profit (loss)			$(30)	$(10)	$39	$(11)	$(3)	$21	$(40)	$19		$8		$45

Ratio Data
Loss ratio			75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%		57.1%		53.2%
Allocated loss expense ratio			1.9	1.9	1.8	1.4	1.9	1.8	1.9	1.9		1.7		1.7
Unallocated loss expense ratio			7.9	7.4	5.5	7.3	6.2	6.6	7.6	6.4		6.7		6.4
Net underwriting expense ratio			28.9	34.1	32.8	31.1	31.9	36.2	31.2	33.7		32.8		32.8

Statutory combined ratio			114.3%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%		98.3%		94.1%
Statutory combined ratio excluding catastrophes			87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%		96.2%		92.8%

Loss Detail
New losses greater than $4,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
New losses $2,000,000-$4,000,000			—	—	2	7	4	—	—	4		11		13
New losses $1,000,000-$2,000,000			2	4	5	1	3	5	5	8		9		14
New losses $750,000-$1,000,000			2	1	2	1	3	1	3	4		5		7
New losses $500,000-$750,000			1	3	2	3	3	3	4	6		9		11
New losses $250,000-$500,000			5	6	8	6	6	5	12	11		17		25
Case reserve development above $250,000			3	4	8	5	2	4	7	6		11		19

Large losses subtotal			$13	$18	$27	$23	$21	$18	$31	$39		$62		$89
IBNR incurred			2	—	(14)	—	1	—	2	1		1		(13)
Catastrophe losses incurred			47	21	(2)	12	6	(7)	67	(1)		11		10
Remaining incurred			70	80	62	78	78	77	151	155		233		293

Total losses incurred			$132	$119	$73	$113	$106	$88	$251	$194		$307		$379

Loss Ratio
New losses greater than $4,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
New losses $2,000,000-$4,000,000			—	—	1.0	4.1	2.2	—	—	1.1		2.1		1.8
New losses $1,000,000-$2,000,000			1.1	2.1	2.8	0.6	1.7	3.0	1.6	2.3		1.7		2.0
New losses $750,000-$1,000,000			1.1	0.4	1.1	0.6	1.7	0.7	0.8	1.1		0.9		1.0
New losses $500,000-$750,000			0.7	1.5	1.1	1.7	1.7	1.9	1.1	1.8		1.7		1.5
New losses $250,000-$500,000			3.0	3.6	4.5	3.4	3.3	3.0	3.3	3.1		3.3		3.6
Case reserve development above $250,000			1.5	2.5	4.4	2.9	1.2	2.2	1.9	1.8		2.1		2.7

Large losses subtotal			7.5%	10.0%	15.1%	13.2%	11.8%	10.6%	8.7%	11.2%		11.8%		12.6%
IBNR incurred			0.9	0.2	(7.8)	—	0.4	—	0.6	0.2		0.1		(1.8)
Total catastrophe losses incurred			27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)		2.1		1.3
Remaining incurred			40.2	45.6	35.0	43.6	42.9	42.4	42.9	42.7		43.1		41.1

Total loss ratio			75.6%	67.4%	41.3%	63.8%	58.6%	48.9%	71.5%	53.8%		57.1%		53.2%

Loss Claim Count
New losses greater than $4,000,000			—	—	—	—	—	—	—	—		—		—
New losses $2,000,000-$4,000,000			—	—	1	2	1	—	—	1		3		4
New losses $1,000,000-$2,000,000			1	3	4	1	2	4	4	6		7		11
New losses $750,000-$1,000,000			2	1	3	2	4	1	3	5		7		10
New losses $500,000-$750,000			2	5	4	5	5	4	7	9		14		18
New losses $250,000-$500,000			17	19	24	18	18	15	36	33		51		75
Case reserve development above $250,000			8	7	16	13	7	8	15	15		28		44

Large losses total			30	35	52	41	37	32	65	69		110		162

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2008

(Dollars in millions)											6/30/2008	6/30/2007	Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$10.9	$8.5	$4.0	$0.5	$3.8	$1.0	$0.3	$8.1	$12.3	$2.6	$51.9	$50.3	(1.6)	9.6	3.3
AZ	6.9	3.3	5.1	0.2	0.4	0.4	0.4	0.0	0.1	0.0	16.9	16.6	2.2	(5.6)	1.5
AR	5.0	5.1	3.3	2.7	1.8	0.7	0.2	1.3	1.4	0.4	21.9	21.7	0.0	1.0	1.1
DE	0.5	0.4	0.5	1.1	0.1	0.0	0.0	0.0	0.0	0.0	2.6	2.1	15.9	48.3	24.2
FL	16.3	13.2	6.7	0.9	1.4	1.6	0.5	6.1	9.7	1.8	58.2	69.1	(12.2)	(23.5)	(15.8)
GA	14.9	10.0	9.8	8.2	3.4	3.4	0.4	14.9	13.8	3.8	82.7	84.0	(3.6)	1.7	(1.6)
ID	5.6	2.3	2.8	0.2	0.5	0.7	0.1	0.0	0.0	0.0	12.1	10.3	16.5	(222.6)	17.3
IL	37.2	23.7	17.0	31.7	6.6	4.4	1.3	11.4	9.3	3.2	145.8	153.8	(6.0)	(0.6)	(5.2)
IN	25.1	19.1	13.2	16.0	3.9	3.9	1.1	13.0	12.5	3.4	111.2	117.5	(7.6)	1.3	(5.4)
IA	10.3	6.5	4.9	13.4	2.4	1.2	0.6	1.7	1.9	0.9	43.8	45.2	(2.5)	(11.8)	(3.1)
KS	4.0	4.1	2.3	4.7	1.5	0.7	0.2	2.1	2.8	0.6	22.9	23.5	(0.8)	(8.6)	(2.4)
KY	11.5	10.0	7.5	2.0	2.7	1.5	0.5	9.7	7.6	2.1	55.0	53.3	1.7	5.0	3.2
MD	7.1	2.8	5.1	6.4	0.5	0.9	0.2	0.0	0.8	0.2	23.9	24.8	(4.3)	18.5	(3.7)
MI	16.0	10.8	7.6	9.3	5.8	2.8	0.9	5.4	6.8	1.6	67.0	76.5	(12.6)	(12.1)	(12.4)
MN	12.7	7.7	5.0	4.7	1.7	1.2	0.6	3.1	2.8	1.4	40.9	48.5	(16.1)	(13.9)	(15.7)
MO	13.5	9.1	6.4	9.5	2.5	1.0	0.4	1.2	2.0	0.4	46.2	50.5	(8.9)	(6.9)	(8.5)
MT	8.6	3.2	3.9	0.1	0.5	0.3	0.2	0.1	0.2	0.0	17.0	16.2	3.8	250.9	4.9
NE	3.3	2.7	2.0	4.0	0.7	0.7	0.2	0.4	0.5	0.2	14.7	15.2	(2.9)	(18.3)	(3.3)
NH	1.6	1.0	0.7	1.2	0.3	0.3	0.1	0.3	0.3	0.2	6.1	6.6	(5.0)	(8.7)	(7.0)
NM	0.8	0.3	0.5	0.1	0.0	0.1	0.0	0.0	0.0	0.0	1.8	0.1	2675.4	0.0	1700.0
NY	16.1	4.2	5.1	1.1	0.7	1.4	0.3	0.0	0.0	0.0	29.0	33.5	(13.6)	(3.7)	(13.4)
NC	20.3	14.6	11.7	16.2	6.8	4.7	0.7	0.5	0.9	1.3	77.8	80.3	(3.6)	5.7	(3.2)
ND	3.0	1.8	1.4	0.0	0.4	0.4	0.1	0.2	0.2	0.1	7.6	6.9	14.8	(20.6)	10.3
OH	79.6	47.3	35.2	(0.5)	10.6	12.1	2.4	62.8	44.4	14.9	308.7	328.7	(8.6)	(1.9)	(6.1)
PA	25.5	14.8	15.7	31.4	4.9	3.5	0.8	3.7	2.9	1.6	105.0	108.0	(2.5)	(5.7)	(2.8)
SC	6.6	4.2	3.8	3.5	1.5	1.2	0.1	0.0	0.0	0.1	21.1	23.4	(9.8)	(7.3)	(9.8)
SD	2.8	1.8	1.4	3.1	0.2	0.2	0.1	0.0	0.0	0.0	9.6	9.1	5.4	(29.0)	5.9
TN	13.3	9.3	7.9	7.3	4.3	2.4	0.5	4.1	4.5	1.5	55.2	58.3	(6.7)	1.2	(5.3)
UT	6.0	2.4	3.3	0.0	0.3	1.0	0.2	0.0	0.0	0.0	13.2	11.8	10.9	74.2	11.7
VT	2.7	1.9	1.6	3.6	0.4	0.3	0.1	0.4	0.4	0.1	11.6	11.9	(2.6)	(7.6)	(2.5)
VA	17.5	12.8	12.2	11.7	2.5	2.7	0.5	4.4	3.8	1.4	69.4	74.6	(7.2)	(5.4)	(7.0)
WA	0.4	0.2	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.7	0.2	230.4	0.0	250.0
WV	3.7	2.5	2.8	0.0	1.2	0.5	0.1	0.0	0.3	0.1	11.3	13.5	(16.3)	(24.2)	(16.6)
WI	14.6	9.4	6.4	15.8	2.3	1.5	0.7	4.3	3.6	1.7	60.4	64.0	(6.2)	(2.4)	(5.6)
All Other	2.7	2.3	1.7	3.2	0.1	0.8	0.1	0.0	0.1	0.0	11.0	11.8	24.1	2.2	(6.8)

Total	$426.7	$273.5	$218.5	$213.4	$76.6	$59.6	$15.2	$159.2	$145.9	$45.7	$1,634.2	$1,721.8	(5.7)	(2.7)	(5.1)
Other Direct	0.0	1.0	0.0	4.8	0.0	0.0	0.0	0.0	1.4	0.0	7.2	8.2	10.4	(50.6)	(12.2)

Total Direct	$426.7	$274.5	$218.5	$218.2	$76.6	$59.6	$15.2	$159.2	$147.3	$45.7	$1,641.4	$1,730.0	(5.7)	(3.1)	(5.1)

2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Commercial Lines of Business

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Commercial casualty:
Written premiums			$199	$211	$189	$179	$218	$245	$410	$462		$641		$830
Earned premiums			194	190	204	205	209	209	384	418		623		827
Loss and loss expenses ratio			39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%		57.4%		51.1%
Less catastrophe loss ratio			—	—	—	—	—	—	—	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			39.8%	58.3%	32.0%	63.7%	54.6%	53.5%	48.9%	54.2%		57.4%		51.1%

Commercial property:
Written premiums			$124	$124	$116	$120	$125	$138	$247	$263		$383		$499
Earned premiums			123	122	124	125	125	123	244	248		373		497
Loss and loss expenses ratio			97.6%	75.5%	32.9%	61.5%	45.8%	53.6%	86.6%	49.7%		53.7%		48.5%
Less catastrophe loss ratio			38.0	16.5	—	(1.4)	3.2	6.9	27.3	5.0		2.9		2.2

Loss and loss expenses excluding catastrophe loss ratio			59.6%	59.0%	32.9%	62.9%	42.6%	46.7%	59.3%	44.7%		50.8%		46.3%

Commercial auto:
Written premiums			$108	$107	$100	$92	$112	$124	$215	$236		$329		$429
Earned premiums			104	101	110	108	110	113	205	223		331		440
Loss and loss expenses ratio			67.5%	63.4%	60.3%	66.9%	62.9%	64.6%	65.5%	63.4%		64.5%		63.5%
Less catastrophe loss ratio			3.4	(0.4)	(0.2)	0.4	—	(0.2)	1.5	—		0.1		—

Loss and loss expenses excluding catastrophe loss ratio			64.1%	63.8%	60.5%	66.5%	62.9%	64.8%	64.0%	63.4%		64.4%		63.5%

Workers’ compensation:
Written premiums			$95	$114	$88	$84	$92	$113	$209	$206		$289		$378
Earned premiums			94	94	93	94	95	92	189	187		280		373
Loss and loss expenses ratio			78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%		75.0%		84.6%
Less catastrophe loss ratio			—	—	—	—	—	—	—	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			78.3%	64.8%	113.6%	82.0%	66.8%	76.5%	71.5%	71.5%		75.0%		84.6%

Specialty package:
Written premiums			$36	$37	$36	$34	$36	$41	$73	$77		$111		$146
Earned premiums			36	35	36	36	37	36	72	73		109		146
Loss and loss expenses ratio			109.7%	63.4%	41.9%	76.7%	49.9%	69.6%	86.8%	59.6%		65.3%		59.4%
Less catastrophe loss ratio			43.9	8.1	0.6	6.2	2.6	7.0	26.2	4.7		5.2		4.1

Loss and loss expenses excluding catastrophe loss ratio			65.8%	55.3%	41.3%	70.5%	47.3%	62.6%	60.6%	54.9%		60.1%		55.3%

Surety and executive risk:
Written premiums			$28	$25	$26	$28	$23	$25	$54	$48		$76		$102
Earned premiums			28	25	27	25	24	24	53	47		73		100
Loss and loss expenses ratio			92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%		36.7%		41.8%
Less catastrophe loss ratio			—	—	—	—	—	—	—	—		—		—

Loss and loss expenses excluding catastrophe loss ratio			92.0%	45.9%	55.7%	36.5%	49.3%	24.0%	70.1%	36.7%		36.7%		41.8%

Machinery and equipment:
Written premiums			$7	$7	$7	$7	$7	$7	$14	$14		$22		$29
Earned premiums			7	7	7	7	7	7	14	14		21		28
Loss and loss expense ratio			34.1%	53.3%	27.8%	34.7%	20.4%	28.2%	43.6%	24.3%		27.8%		27.8%
Less catastrophe loss ratio			1.0	—	(0.8)	1.3	—	(1.6)	0.6	(0.8)		(0.1)		(0.3)

Loss and loss expense excluding catastrophe loss ratio			33.1%	53.3%	28.6%	33.4%	20.4%	29.8%	43.0%	25.1%		27.9%		28.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Personal Lines of Business

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Personal auto:
Written premiums			$89	$69	$75	$92	$93	$72	$158	$164		$256		$332
Earned premiums			82	83	83	85	86	88	164	174		259		342
Loss and loss expenses ratio			56.8%	67.6%	65.3%	67.7%	67.6%	66.5%	62.2%	67.1%		67.3%		66.8%
Less catastrophe loss ratio			3.1	1.7	(0.3)	0.7	(0.3)	(2.3)	2.4	(1.3)		(0.6)		(0.6)

Loss and loss expenses excluding catastrophe loss ratio			53.7%	65.9%	65.6%	67.0%	67.9%	68.8%	59.8%	68.4%		67.9%		67.4%

Homeowner:
Written premiums			$79	$60	$66	$77	$80	$61	$139	$141		$218		$284
Earned premiums			71	72	71	70	72	71	143	143		214		285
Loss and loss expenses ratio			130.7%	91.4%	36.6%	82.7%	66.9%	50.0%	110.9%	58.5%		66.5%		59.0%
Less catastrophe loss ratio			60.0	25.2	(2.3)	15.6	8.3	(7.5)	42.5	0.4		5.4		3.5

Loss and loss expenses excluding catastrophe loss ratio			70.7%	66.2%	38.9%	67.1%	58.6%	57.5%	68.4%	58.1%		61.1%		55.5%

Other personal:
Written premiums			$23	$21	$21	$23	$24	$20	$44	$44		$67		$88
Earned premiums			21	22	22	22	22	22	44	43		65		87
Loss and loss expenses ratio			43.2%	62.2%	24.1%	57.9%	62.8%	43.4%	52.9%	53.1%		54.7%		47.0%
Less Catastrophe loss ratio			8.0	4.1	0.6	3.7	3.5	(0.1)	6.0	1.3		2.0		1.7

Loss and loss expenses excluding catastrophe loss ratio			35.2%	58.1%	23.5%	54.2%	59.3%	43.5%	46.9%	51.8%		52.7%		45.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Detailed Loss Analysis

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$531	$467	$515	$558	$484	$472	$998	$956		$1,515		$2,029
Loss and loss expenses — prior AY’s			(87)	(9)	(118)	(47)	(40)	(17)	(96)	(57)		(105)		(222)
Catastrophes — current AY			113	47	(1)	15	15	16	160	30		47		45
Catastrophes — prior AY’s			—	(4)	(1)	(2)	(4)	(13)	(4)	(17)		(20)		(20)

Total			$557	$501	$395	$524	$455	$458	$1,058	$912		$1,437		$1,832

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY			69.8%	62.2%	66.3%	71.9%	61.6%	60.2%	66.0%	60.9%		64.5%		64.9%
Loss and loss expenses — prior AY’s			(11.4)	(1.3)	(15.2)	(6.2)	(5.1)	(2.3)	(6.3)	(3.6)		(4.5)		(7.1)
Catastrophes — current AY			14.8	6.2	(0.1)	2.0	1.9	2.1	10.6	1.9		2.0		1.3
Catastrophes — prior AY’s			0.1	(0.5)	(0.1)	(0.3)	(0.5)	(1.7)	(0.3)	(1.1)		(0.9)		(0.6)

Total			73.3%	66.6%	50.9%	67.4%	57.9%	58.3%	70.0%	58.1%		61.1%		58.5%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$416	$354	$412	$433	$370	$356	$770	$726		$1,158		$1,570
Loss and loss expenses — prior AY’s			(74)	(11)	(102)	(38)	(40)	(12)	(85)	(52)		(90)		(192)
Catastrophes — current AY			66	25	—	5	8	12	92	20		26		25
Catastrophes — prior AY’s			—	(3)	—	(4)	(3)	(2)	(3)	(5)		(9)		(9)

Total			$408	$365	$310	$396	$335	$354	$774	$689		$1,085		$1,394

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY			71.1%	61.6%	68.5%	72.2%	61.0%	59.0%	66.4%	60.0%		63.9%		65.2%
Loss and loss expenses — prior AY’s			(12.6)	(1.9)	(17.0)	(6.4)	(6.6)	(2.1)	(7.3)	(4.2)		(5.0)		(8.0)
Catastrophes — current AY			11.2	4.5	0.0	0.9	1.4	2.2	7.9	1.8		1.5		1.0
Catastrophes — prior AY’s			0.1	(0.6)	(0.0)	(0.8)	(0.5)	(0.4)	(0.3)	(0.4)		(0.5)		(0.4)

Total			69.7%	63.6%	51.4%	66.0%	55.3%	58.7%	66.7%	57.2%		59.9%		57.8%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY			$115	$113	$103	$125	$114	$116	$228	$230		$357		$459
Loss and loss expenses — prior AY’s			(13)	2	(16)	(9)	—	(5)	(11)	(5)		(15)		(30)
Catastrophes — current AY			47	22	(1)	10	7	4	68	10		21		20
Catastrophes — prior AY’s			—	(1)	(1)	2	(1)	(11)	(1)	(12)		(11)		(11)

Total			$149	$136	$85	$128	$120	$104	$284	$223		$352		$438

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY			65.6%	64.1%	58.5%	70.8%	63.3%	64.3%	64.8%	64.1%		66.3%		64.4%
Loss and loss expenses — prior AY’s			(7.2)	1.0	(8.9)	(5.3)	(0.1)	(2.9)	(3.1)	(1.5)		(2.8)		(4.2)
Catastrophes — current AY			27.0	11.9	(0.7)	5.9	3.8	2.0	19.6	2.9		3.9		2.7
Catastrophes — prior AY’s			0.0	(0.3)	(0.3)	1.1	(0.3)	(6.1)	(0.3)	(3.5)		(1.9)		(1.5)

Total			85.4%	76.7%	48.6%	72.5%	66.7%	57.3%	81.0%	62.0%		65.5%		61.4%

2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — All Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Adjusted written premiums (statutory)			$800	$773	$749	$779	$808	$811	$1,572	$1,619		$2,398		$3,149
Written premium adjustment - statutory only			(12)	3	(25)	(43)	2	35	(9)	37		(6)		(32)

Reported written premiums (statutory)*			$788	$776	$724	$736	$810	$846	$1,563	$1,656		$2,392		$3,117
Unearned premiums change			(28)	(25)	53	41	(23)	(61)	(51)	(85)		(44)		8

Earned premiums			$760	$751	$777	$777	$787	$785	$1,512	$1,571		$2,348		$3,125

Statutory combined ratio
Statutory combined ratio			101.5%	97.2%	87.8%	98.7%	87.7%	87.7%	99.5%	87.7%		91.3%		90.3%
Less catastrophe losses			14.9	5.7	(0.3)	1.7	1.4	0.4	10.3	0.9		1.2		0.8

Statutory combined ratio excluding catastrophe losses			86.6%	91.5%	88.1%	97.0%	86.3%	87.3%	89.2%	86.8%		90.1%		89.5%

Commission expense ratio			17.4%	17.7%	23.1%	18.1%	18.1%	18.0%	17.5%	18.0%		18.0%		19.2%
Other expense ratio			10.7	12.9	13.9	13.2	11.7	11.4	11.8	11.6		12.1		12.5

Statutory expense ratio			28.1%	30.6%	37.0%	31.3%	29.8%	29.4%	29.3%	29.6%		30.1%		31.7%

GAAP combined ratio
GAAP combined ratio			103.5%	98.6%	85.6%	97.3%	88.6%	89.6%	101.1%	89.1%		91.8%		90.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Adjusted written premiums (statutory)			$609	$622	$586	$587	$611	$658	$1,231	$1,269		$1,857		$2,444
Written premium adjustment — statutory only			(12)	3	(24)	(43)	2	35	(9)	37		(6)		(31)

Reported written premiums (statutory)*			$597	$625	$562	$544	$613	$693	$1,222	$1,306		$1,851		$2,413
Unearned premiums change			(11)	(51)	39	56	(6)	(89)	(61)	(96)		(41)		(2)

Earned premiums			$586	$574	$601	$600	$607	$604	$1,161	$1,210		$1,810		$2,411

Statutory combined ratio
Statutory combined ratio			97.5%	93.3%	89.7%	97.3%	84.4%	86.5%	95.6%	85.4%		89.2%		89.2%
Less catastrophe losses			11.3	3.9	—	0.2	0.8	1.8	7.6	1.3		0.9		0.6

Statutory combined ratio excluding catastrophe losses			86.2%	89.4%	89.7%	97.1%	83.6%	84.7%	88.0%	84.1%		88.3%		88.6%

Commission expense ratio			16.9%	16.5%	23.1%	18.2%	17.7%	16.7%	16.7%	17.2%		17.5%		18.8%
Other expense ratio			10.9	13.2	15.1	13.1	11.4	11.2	12.1	11.3		11.8		12.6

Statutory expense ratio			27.8%	29.7%	38.2%	31.3%	29.1%	27.9%	28.8%	28.5%		29.3%		31.4%

GAAP combined ratio
GAAP combined ratio			99.9%	95.0%	87.3%	95.4%	85.2%	88.9%	97.4%	87.0%		89.8%		89.2%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Adjusted written premiums (statutory)			$191	$150	$163	$192	$197	$153	$341	$350		$541		$705
Written premium adjustment — statutory only			—	—	(1)	—	—	—	—	—		—		(1)

Reported written premiums (statutory)*			$191	$150	$162	$192	$197	$153	$341	$350		$541		$704
Unearned premiums change			(17)	27	14	(15)	(17)	28	10	11		(3)		10

Earned premiums			$174	$177	$176	$177	$180	$181	$351	$361		$538		$714

Statutory combined ratio
Statutory combined ratio			114.3%	110.8%	81.4%	103.6%	98.6%	93.5%	112.2%	95.8%		98.3%		94.1%
Less catastrophe losses			27.0	11.6	(1.0)	7.0	3.5	(4.1)	19.3	(0.3)		2.1		1.3

Statutory combined ratio excluding catastrophe losses			87.3%	99.2%	82.4%	96.6%	95.1%	97.6%	92.9%	96.1%		96.2%		92.8%

Commission expense ratio			18.6%	22.3%	22.8%	17.6%	19.3%	23.8%	20.2%	21.2%		20.6%		19.9%
Other expense ratio			10.3	11.8	10.0	13.5	12.6	12.4	11.0	12.6		12.2		12.9

Statutory expense ratio			28.9%	34.1%	32.8%	31.1%	31.9%	36.2%	31.2%	33.8%		32.8%		32.8%

GAAP combined ratio
GAAP combined ratio			115.3%	110.1%	79.7%	103.8%	99.9%	92.0%	112.7%	96.0%		98.6%		93.9%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 Second-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Revenues:
Premiums earned:
Life	$44,641,032	$43,321,722	$1,319,310	3.05	$84,709,211	$82,268,196	$2,441,015	2.97
Accident health	1,684,116	1,605,440	78,676	4.90	3,552,283	3,364,290	187,993	5.59
Premiums ceded	(12,617,669)	(9,552,516)	(3,065,153)	32.09	(25,107,066)	(19,838,858)	(5,268,208)	26.55
Total premiums earned	33,707,479	35,374,646	(1,667,167)	(4.71)	63,154,428	65,793,628	(2,639,200)	(4.01)
Investment income	29,234,878	27,765,896	1,468,982	5.29	58,315,272	56,078,479	2,236,793	3.99
Realized investment gains and losses	(11,984,002)	43,724,176	(55,708,178)	(127.41)	(21,786,240)	51,868,589	(73,654,829)	(142.00)
Other income	624,502	954,180	(329,678)	(34.55)	1,366,892	2,319,751	(952,859)	(41.08)
Total revenues	$51,582,857	$107,818,898	$(56,236,041)	(52.16)	$101,050,352	$176,060,447	$(75,010,095)	(42.60)

Benefits & expenses:
Losses & policy benefits	$54,332,850	$45,215,724	$9,117,126	20.16	$94,218,286	$82,105,936	$12,112,350	14.75
Reinsurance recoveries	(15,816,298)	(10,494,070)	(5,322,228)	(50.72)	(20,174,446)	(20,146,994)	(27,452)	0.14
Commissions	6,246,443	9,073,611	(2,827,168)	(31.16)	12,528,555	18,012,886	(5,484,331)	(30.45)
Other operating expenses	8,579,900	8,064,920	514,980	6.39	14,868,551	15,550,535	(681,984)	(4.39)
Interest expense	—	—	—	—	—	—	—	—
Taxes, licenses & fees	1,037,699	879,191	158,508	18.03	2,050,023	1,826,053	223,970	12.27
Incr deferred acq expense	(6,121,667)	(2,392,182)	(3,729,485)	(155.90)	(8,158,396)	(6,328,619)	(1,829,777)	28.91
Total expenses	$48,258,927	$50,347,194	$(2,088,267)	(4.15)	$95,332,573	$91,019,797	$4,312,776	4.74

Income before income taxes	$3,323,930	$57,471,704	$(54,147,774)	(94.22)	$5,717,779	$85,040,650	$(79,322,871)	(93.28)

Provision for income taxes:
Current	$3,512,384	$732,143	$2,780,241	379.74	$11,184,890	$3,432,897	$7,751,993	225.81
Current capital gains/losses	(4,194,401)	15,409,462	(19,603,863)	(127.22)	(7,605,184)	18,280,006	(25,885,190)	(141.60)
Deferred	1,721,093	3,683,568	(1,962,475)	(53.28)	(1,862,217)	7,742,997	(9,605,214)	(124.05)
Total income taxes	$1,039,076	$19,825,173	$(18,786,097)	(94.76)	$1,717,489	$29,455,900	$(27,738,411)	(94.17)

Net income	$2,284,854	$37,646,531	$(35,361,677)	(93.93)	$4,000,290	$55,584,750	$(51,584,460)	(92.80)

2008 Second-Quarter Supplement	24

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2008	2007	Change	% Change	2008	2007	Change	% Change

Net premiums written	$44,639,536	$42,506,686	$2,132,850	5.02	$86,635,808	$82,947,704	$3,688,104	4.45
Net investment income	29,234,878	27,770,844	1,464,034	5.27	58,315,610	56,088,420	2,227,190	3.97
Amortization of interest maintenance reserve	(261,636)	(29,278)	(232,358)	(793.63)	(530,636)	(10,992)	(519,644)	(4,727.47)
Commissions and expense allowances on reinsurance ceded	1,894,614	2,556,893	(662,279)	(25.90)	3,836,106	4,518,982	(682,876)	(15.11)
Income from fees associated with Separate Accounts	624,501	954,180	(329,679)	(34.55)	1,366,892	2,319,751	(952,859)	(41.08)
Total revenues	$76,131,893	$73,759,325	$2,372,568	3.22	$149,623,780	$145,863,865	$3,759,915	2.58

Death benefits and matured endowments	$10,455,186	$10,021,052	$434,134	4.33	$21,137,579	$17,046,832	$4,090,747	24.00
Annuity benefits	5,886,148	9,205,429	(3,319,281)	(36.06)	13,275,832	17,651,674	(4,375,842)	(24.79)
Disability benefits and benefits under accident and health contracts	689,254	599,829	89,425	14.91	1,265,120	992,416	272,704	27.48
Surrender benefits and group conversions	6,045,069	6,200,000	(154,931)	(2.50)	12,031,298	11,072,348	958,950	8.66
Interest and adjustments on deposit-type contract funds	2,897,486	1,697,632	1,199,854	70.68	5,647,115	4,399,276	1,247,839	28.36
Increase in aggregate reserves for life and accident and health contracts	29,971,850	27,858,492	2,113,358	7.59	52,316,326	54,986,222	(2,669,896)	(4.86)
Payments on supplementary contracts with life contingencies	80,543	81,492	(949)	(1.16)	164,924	172,013	(7,089)	(4.12)
Total benefit expenses	$56,025,536	$55,663,926	$361,610	0.65	$105,838,194	$106,320,781	$(482,587)	(0.45)

Commissions	$8,065,432	$8,898,611	$(833,179)	(9.36)	$16,213,411	$17,732,886	$(1,519,475)	(8.57)
General insurance expenses and taxes	9,825,570	9,654,999	170,571	1.77	19,334,928	19,481,284	(146,356)	(0.75)
Increase in loading on deferred and uncollected premiums	(1,671,688)	(2,432,746)	761,058	31.28	(1,922,402)	(3,811,320)	1,888,918	49.56
Net transfers to or (from) Separate Accounts	—	(215,913)	215,913	—	—	(215,913)	215,913	—
Other deductions	73	45	28	62.22	136	108	28	25.93
Total operating expenses	$16,219,387	$15,904,996	$314,391	1.98	$33,626,073	$33,187,045	$439,028	1.32

Federal and Foreign Income Taxes Incurred	3,467,134	949,482	2,517,652	265.16	11,126,282	3,560,686	7,565,596	212.48

Net gain from operations before realized capital gains or (losses)	$419,836	$1,240,921	$(821,085)	(66.17)	$(966,769)	$2,795,353	$(3,762,122)	(134.58)

Net realized gains or (losses) net of capital gains tax	(7,756,411)	28,916,326	(36,672,737)	(126.82)	(14,323,134)	34,727,877	(49,051,011)	(141.24)

Net Income (loss) (Statutory)	$(7,336,575)	$30,157,247	$(37,493,822)	(124.33)	$(15,289,903)	$37,523,230	$(52,813,133)	(140.75)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2008 Second-Quarter Supplement	25

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Gross Written Premiums			$57	$54	$55	$49	$54	$53	$112	$107		$156		$211
Bank Owned Life Insurance (BOLI) Adjustment			—	—	—	—	—	—		—		—		—

Adjusted Gross Written Premiums			$57	$54	$55	$49	$54	$53	$112	$107		$156		$211

Insurance Expense			$9	$8	$8	$8	$9	$9	$17	$18		$26		$34

Expense Ratio			14.9%	15.0%	14.5%	16.3%	16.7%	17.7%	14.9%	16.8%		16.7%		16.1%
Expense Ratio based on Adjusted Gross Written Premium			14.9%	15.0%	14.5%	16.3%	16.7%	17.7%	14.9%	16.8%		16.7%		16.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2008 Second-Quarter Supplement	26